THIRD AMENDMENT TO
AGREEMENT FOR PURCHASE AND SALE OF REALY PROPERTY

THIS THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this “Amendment”), is made May 11, 2012, by and among, AR CAPITAL, LLC, a Delaware limited liability company, formerly known as American Realty Capital II, LLC, (“Buyer”) and THE PARTIES IDENTIFIED ON SCHEDULE “A” of the Agreement as hereinafter defined (individually a “Seller” collectively, the “Sellers”).

WHEREAS, Buyer and Sellers entered into that certain Agreement for Purchase and Sale of Real Property, with an Effective Date of February 8, 2012, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of February 28, 2012 and as further amended by that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated as of March 12, 2012 (collectively the “Agreement”) , with regard to the Property, more particularly described in the Agreement. Buyer and Seller wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.	Closing. Notwithstanding anything in the Agreement to the contrary nor any other agreements or understandings to the contrary between Buyer and Seller, the Closing shall occur on May 30, 2012. Buyer shall have the right to advance the Closing upon two (2) business days written notice to Seller.

2.	Miscellaneous. Except as expressly modified hereby, the terms of the Agreement as previously amended, shall remain in full force and effect as written. Any capitalized term used in this Agreement and not otherwise defined herein, shall have the meaning ascribed to such term in the Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together shall constitute on agreement.

Signatures appear on following pages.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

SELLER:

THE PARTIES IDENTIFIED ON SCHEDULE “A”

By: DAVENPORT EXCHANGE, L.L.C., a Delaware limited liability company

By: INLAND PRIVATE CAPITAL CORPORATION, a Delaware corporation, its sole member, as Attorney in Fact under written power or attorney which signs on their behalf

By:	/s/ Patricia DelRosso
Name: Patricia DelRosso
Title: President

BUYER

AR CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: President